PMC Core Fixed Income Fund
PMC Diversified Equity Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated March 9, 2011 to the
Prospectus and Summary Prospectus of the Funds dated December 29, 2010

Effective February 25, 2011, Singer Partners, LLC (“Singer Partners”) has been added as a sub-adviser to the PMC Core Fixed Income Fund and the PMC Diversified Equity Fund (the “Funds”).  The sub-advisory agreement entered into between the Funds’ investment adviser, Envestnet Asset Management, Inc. (the “Adviser”), and Singer Partners was approved by the Trust’s Board of Trustees in accordance with an exemptive order granted to the Funds by the Securities and Exchange Commission effective as of September 26, 2007.

In addition, effective immediately, the Funds have reduced the minimum investment amount to $1,000.

The following disclosures in the PMC Core Fixed Income Fund’s Summary Prospectus and the “Summary” section of the Prospectus are hereby revised to read as follows:

Investment Adviser and Sub-Advisers.  Envestnet Asset Management, Inc. is the Fund’s investment adviser.  Neuberger Berman Fixed Income LLC (“NBFI”), Schroder Investment Management North America Inc. (“Schroder”) and Singer Partners, LLC (“Singer”) serve as the Fund’s sub-advisers.

Portfolio Managers.  The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Wesley Sparks	Since 2007	CFA, Head of U.S. Fixed Income of Schroder
Andrew Johnson	Since 2009	Managing Director and Board Member of NBFI
Brandon Thomas	Since 2010	Managing Director and Chief Investment Officer of the Adviser
Brian Singer	Since 2011	Managing Partner, CIO of Singer
Edwin Denson	Since 2011	Managing Partner, Head of Asset Allocation of Singer
Thomas Clarke	Since 2011	Managing Partner, Head of Currency of Singer
Renato Staub	Since 2011	Partner, Risk Capital Allocation of Singer
Edouard Senechal	Since 2011	Partner, Risk Capital Allocation of Singer

The following disclosures in the PMC Diversified Equity Fund’s Summary Prospectus and the “Summary” section of the Prospectus are hereby revised to read as follows:

Investment Adviser and Sub-Advisers.  Envestnet Asset Management, Inc. is the Fund’s investment adviser.  Delaware Management Company (“Delaware Management”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Mellon Capital Management Corporation (“Mellon Capital”), Neuberger Berman Management, LLC (“Neuberger”) and Singer Partners, LLC (“Singer”) serve as the Fund’s sub-advisers.

Portfolio Managers.  The Fund is managed by the following team of portfolio managers:

Portfolio Manager	Years of Service with the Fund	Primary Title
Brandon R. Thomas	Since 2007	Managing Director and Chief Investment Officer of the Adviser
Francis X. Morris	Since 2007	Senior Vice President, Chief Investment Officer - Core Equity
Michael S. Morris	Since 2007	CFA, Vice President, Portfolio Manager, Senior Equity Analyst
Christopher S. Adams	Since 2007	CFA, Vice President, Portfolio Manager, Senior Equity Analyst
Donald G. Padilla	Since 2007	CFA, Vice President, Portfolio Manager, Senior Equity Analyst
Warren N. Koontz	Since 2007	CFA, CIC, Vice President, Chief Investment Officer Large Cap Value and Portfolio Manager
Arthur Barry	Since 2007	CFA, Vice President and Portfolio Manager
James L. Carroll	Since 2007	CFA, Vice President and Portfolio Manager
Ron Gala	Since 2007	Director and Senior Portfolio Manager
Benjamin Segal	Since 2009	Managing Director
Conrad A. Saldanha	Since 2009	Managing Director
Brian Singer	Since 2011	Managing Partner, CIO of Singer
Edwin Denson	Since 2011	Managing Partner, Head of Asset Allocation of Singer
Thomas Clarke	Since 2011	Managing Partner, Head of Currency of Singer
Renato Staub	Since 2011	Partner, Risk Capital Allocation of Singer
Edouard Senechal	Since 2011	Partner, Risk Capital Allocation of Singer

The following disclosure in the PMC Core Fixed Income Fund’s Summary Prospectus, the PMC Diversified Equity Fund’s Summary Prospectus and the section of the Prospectus entitled “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” is hereby revised to read as follows:

Purchase and Sale of Fund Shares.  You may conduct Fund transactions by mail, PMC Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail), or by telephone at (866) PMC-7338.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in a Fund and exchanges into a Fund from another Fund in the PMC Funds family is $1,000.  Subsequent investments in a Fund for all types of accounts may be made with a minimum investment of $50.

The following information is added to the section entitled “Management of the Fund - The Sub-Advisers and Portfolio Managers” starting on page 20 of the Prospectus:

Singer Partners, LLC
The Adviser has entered into a sub-advisory agreement with Singer Partners, LLC (“Singer Partners”) to manage a portion of the Funds’ assets.  Singer Partners is located at 914 Green Bay Road, Winnetka, Illinois 60093 and is a registered investment adviser.  Singer Partners, which was established in 2009, offers investment advisory services to corporations, institutions and pooled investment vehicles.  As of December 31, 2010, Singer Partners had approximately $150 million in assets under management.

A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and Singer Partners will be included in the Funds’ semi-annual report to shareholders for the period ended February 28, 2011.

Brian D. Singer, CFA
Brian Singer is Chief Investment Officer of Singer Partners.  Prior to founding Singer Partners in July 2009, Mr. Singer was the former head of Global Investment Solutions and Americas Chief Investment Officer for UBS Global Asset Management.  He was a member of the UBS Group Managing Board and Global Asset Management Executive Committee.  Mr. Singer is a board member and former chair of the CFA Institute Board of Governors and is also a former member of the Research Foundation of CFA Institute Board of Trustees.  He was elected to the Board in 2004 and previously served as chair of the Candidate Curriculum Committee.  Brian serves on the Exeter College at Oxford University Endowment Investment Committee and is the chairman of the Milton Friedman inspired organization ‘Free To Choose Network.’  In 1991, Brian co-wrote a landmark update to one of the pioneering studies on asset allocation, ‘Determinants of Portfolio Performance II: An Update,’ with Gary Brinson and Gilbert Beebower.  In 2009, Brian was the lead author of ‘Investment Leadership and Portfolio Management’, Wiley Publishing.

Edwin Denson, PhD
Edwin Denson is a member of Singer Partners’ investment team with special focus on market strategy.  Prior to joining Singer Partners in July 2009, he served as Head of Asset Allocation, Global Investment Solutions at UBS Global Asset Management with overall responsibility for the asset allocation strategy of multi-asset portfolios where he was a member of the Global Asset Allocation and Currency Committee, and the UK Investment Committee.  Prior to heading Asset Allocation at UBS Global Asset Management, Dr. Denson was a Senior Asset Allocation Analyst at the firm with responsibility for setting asset allocation strategy for a number of multi-asset portfolios and developing the asset allocation investment process.  Dr. Denson’s experience prior to joining UBS Global Asset Management in 2001 includes serving as an economist at Putnam Investments, Primark Decision Economics, and Lehman Brothers, as a partner in a commodity trading advisory firm and as a quantitative equity trader for a private trading partnership.  Dr. Denson holds an AB in Economics from Cornell University and a PhD in Economics from Northwestern University, with specializations in macroeconomics and econometrics.

Thomas Clarke
Thomas Clarke is a member of Singer Partners’ investment team with special focus on currency strategy.  Prior to joining Singer Partners in July 2009, he served as Head of Currency Analysis & Strategy Managing Director at UBS where he was responsible for UBS Global Asset Management’s global currency investment capability.  His roles included setting currency strategies for international client portfolios, global and regional equity, fixed income, multi-asset and balanced portfolios.  He was also responsible for the development and management of the currency analysis process, and was a member of the Global Asset Allocation and Currency Committee, and the UK Investment Committee.  Prior to joining UBS Global Asset Management in 2000, Mr. Clarke was head of currency for Rothschild Asset Management where he spent ten years as part of the fixed income and currency group.  He holds the Institute for Investment Management and Research qualification, as well as a BS from University of Manchester (UK).

Edouard Senechal, CFA, FRM
Edouard Senechal is responsible for quantitative research and risk management at Singer Partners.  Prior to joining Singer Partners is July 2009, he was Executive Director and Senior Risk Manager of UBS Global Asset Management Americas.  At UBS, Mr. Senechal also managed a quantitative research group focused on external manager research and was in charge of implementing portable alpha solutions.  Prior to UBS he served as a Senior Consultant for Applied Research at Barra.  He also worked as a Client Support consultant at Barra in both London and New York.  Mr. Senechal is a Chartered Financial Analyst (CFA) and a Financial Risk Manager (FRM).  He has authored and contributed to a number of publications in his area of expertise including "The Long View of Market Volatility," in January 2008.  Mr. Senechal holds a BA in Economics from Dauphine University in Paris, France, and a MBA from the University of Chicago.

Renato Staub, PhD
Renato Staub is responsible for quantitative research and risk management at Singer Partners.  Prior to joining Singer Partners in July 2009, Dr. Staub was the senior investment and risk analyst of UBS Global Asset Management Zurich, where he was responsible for risk analysis, valuation analysis, and portfolio construction of liquid and alternative assets for asset allocation.  Dr. Staub joined UBS in 1996 as a quantitative analyst and was involved in the development of alternative investments such as the global leveraged portfolio, market-neutral portfolio, and risk-controlled portfolio.  Dr. Staub has published articles in a variety of professional journals and has presented at conferences hosted by the Q-Group, Barra, Risk Waters Group, the Society of Quantitative Analysis (New York), and the Quantitative Work Alliance for Applied Finance, Education & Wisdom (Chicago).  Dr. Staub received his MS from the Swiss Federal Institute of Technology, and his PhD from the University of St. Gallen (Switzerland).

The section entitled “Shareholder Information – How to Purchase Shares – Minimum Investments” on page 25 of the Prospectus is revised to read as follows:

Minimum Investments.  The minimum initial investment in a Fund is $1,000, with a minimum investment of $50 for subsequent investments.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

The section entitled “Shareholder Information – Exchanging Shares” on page 31 of the Prospectus is revised to read as follows:

You may exchange all or a portion of your investment from one Fund to the other Fund.  Any new account established through an exchange will be subject to the minimum investment requirements described above ($1,000 for initial exchanges into a new Fund, $50 for subsequent exchanges into the Fund).  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.  Call the Funds (toll-free) at (866) PMC-7338 to learn more about exchanges.

Please retain this Supplement for future reference.

The date of this Supplement is March 9, 2011.